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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 20, 2003

                              2KSOUNDS CORPORATION
                             ----------------------
                 (EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

           NEVADA                     000-32229               76-0616474
       --------------            -------------------        ---------------
  (STATE OF INCORPORATION)    (COMMISSION FILE NUMBER)      (IRS EMPLOYER
                                                          IDENTIFICATION NO.)

                         21700 OXNARD STREET, SUITE 1030
                        WOODLAND HILLS, CALIFORNIA 91367
               --------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (818) 593-2225
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5.  OTHER EVENTS.

On March 20, 2003, Big Interactive Group, LLC, a Delaware limited liability company, purchased 90,000,000 shares of common stock of 2KSounds Corporation, a Nevada corporation (the "Company"). A copy of the subscription agreement (the "Subscription Agreement") by and between the Company and Big Interactive Group, LLC is attached as an exhibit to this report. Pursuant to the Subscription Agreement, Big Interactive Group, LLC issued a Promissory Note, attached as an exhibit to this report, in the principal amount of $270,000, representing the purchase price of such shares. Carl Harris executed a guaranty of the Promissory
Note issued by Big Interactive Group, LLC, to the Company, a copy of which is attached as an exhibit to this report.

Further, pursuant to the Subscription Agreement, the Company issued promissory notes, substantially in the form of the promissory note attached as an exhibit to this report, in the aggregate principal amount of $339,750, to Bruce Gladstone and Michael Blakey, representing repayment of monies owed by the Company to Bruce Gladstone and Michael Blakey. Carl Harris executed a guaranty of the promissory notes issued by the Company pursuant to the Subscription Agreement, substantially on the same terms as the guaranty which is attached as an exhibit to this report.

Also on March 20, 2003, Big Interactive Group, LLC, purchased an aggregate of 85,579,160 shares of common stock of the Company from Bruce Gladstone and Michael Blakey. A copy of the stock purchase agreement (the "Stock Purchase Agreement") by and among Big Interactive Group, LLC, Michael Blakey and Bruce Gladstone is attached as an exhibit to this report. Pursuant to the Stock Purchase Agreement, Big Interactive Group, LLC issued promissory notes to Bruce Gladstone and Michael Blakey in the aggregate principal amount of $171,156.38, representing the purchase price of such shares. Carl Harris executed a guaranty of the promissory notes issued by Big Interactive, LLC, pursuant to the Stock Purchase Agreement, substantially on the same terms as the guaranty which is attached as an exhibit to this report.

     Also on March 20, 2003, Michael Blakey, Bruce Gladstone, Kenneth Ingber, Mark Jackson, and Lord John Guidon resigned as directors of the Company, and Carl Harris, Bruce Johnson, Shanda Nolan and Tara LaFex were appointed as directors of the Company. Bruce Gladstone and Kenneth Ingber also resigned as officers of the Company, and the Board of Directors elected Carl Harris as the new Chief Executive Officer and Chief Financial Officer, and Bruce Johnson as the new President of the Company.

On March 27, 2003, the Company issued a press release in connection with the aforementioned transactions, a copy of which is attached as an exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION, AND EXHIBITS.

(a)  Not applicable.

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(b) Not applicable.
(c) Exhibits:

    99.1 Subscription Agreement by and between 2KSounds Corporation and Big Interactive Group, LLC.

    99.2 Promissory Note issued by Big Interactive Group, LLC, to 2KSounds Corporation.

    99.3 Guaranty by Carl Harris of Promissory Note issued by Big Interactive Group, LLC, to 2KSounds Corporation

    99.4 Form of promissory note issued by 2KSounds Corporation to Bruce Gladstone and Michael Blakey.

    99.5 Stock Purchase Agreement by and among Big Interactive Group, LLC, Michael Blakey and Bruce Gladstone.

    99.6    Press Release of 2KSounds Corporation, dated March 27, 2003.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      2KSOUNDS CORPORATION

Date: March 27, 2003                                  By: /s/ Carl Harris
                                                      ------------------------
                                                      Carl Harris
                                                      Chief Executive Officer